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                                                                  Exhibit 10.2

                              FIRST AMENDMENT TO
                                 LOAN AGREEMENT

         This FIRST AMENDMENT TO LOAN AGREEMENT (this "Agreement") is entered into and effective as of January 24, 2003, by and among Angelica Corporation, a Missouri corporation ("Borrower"), LaSalle Bank National Association ("LaSalle"), as Administrative Agent ("Administrative Agent"), and LaSalle and the other lenders listed on the signature page hereto (the "Lenders").

                                    RECITALS:
                                    --------

A. Borrower, Administrative Agent and Lenders are party to that certain Loan Agreement dated as of May 30, 2002 (the "Original Loan Agreement").

B. Administrative Agent, Lenders and Borrower have agreed to the provisions set forth herein on the terms and conditions contained herein.

                                    AGREEMENT
                                    ---------

         Therefore, in consideration of the mutual agreements herein and other sufficient consideration, the receipt of which is hereby acknowledged, Borrower, Administrative Agent and the Lenders hereby agree as follows:

1. DEFINITIONS. All references to the "Agreement" or the "Loan Agreement" in the Original Loan Agreement and in this Agreement shall be deemed to be references to the Original Loan Agreement as it may be amended, restated, extended, renewed, replaced, or otherwise modified from time to time. Capitalized terms used and not otherwise defined herein have the meanings given them in the Original Loan Agreement.

2. EFFECTIVENESS OF AGREEMENT. This Agreement shall become effective as of the date first written above, but only if this Agreement has been executed by Borrower, Administrative Agent and the Lenders, and only if all of the documents listed on Exhibit A to this Agreement have been delivered and, as applicable, executed, sealed, attested, acknowledged, certified, or authenticated, each in form and substance satisfactory to Administrative Agent and the Lenders.

3. AMENDMENTS. The Original Loan Agreement is hereby amended as follows:

         3.1. LETTER OF CREDIT FACILITY. The first sentence of Section 3.3.1 of the Original Loan Agreement is deleted and replaced with the following:

         "Letter of Credit Issuer commits to issue standby letters of credit and commercial (documentary) letters of credit for the account of Borrower from time to time from the Effective Date to the Revolving Loan Maturity Date, but only if the Letter of Credit Exposure will not as a result of such issuance exceed the lesser of (i) Twenty Five Million Dollars ($25,000,000) and (ii) an amount equal to the difference between (a) the Aggregate Revolving Loan Commitment, and (b) the Aggregate Revolving Loan plus the Swingline Loan."

4. REPRESENTATIONS AND WARRANTIES OF BORROWER. Borrower hereby represents and warrants to Administrative Agent and the Lenders that (i) Borrower's execution, delivery and performance of this


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Agreement has been duly authorized by all requisite action of Borrower, (ii)
no consents are necessary from any third parties for Borrower's execution, delivery or performance of this Agreement, (iii) this Agreement, the Loan Agreement, and each of the other Loan Documents, constitute the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their terms, except to the extent that the enforceability thereof against Borrower may be limited by bankruptcy, insolvency or other laws affecting the enforceability of creditors rights generally or by equity principles of general application, (iv) except as disclosed on the supplemental disclosure schedule attached hereto as Exhibit B and the disclosure schedule attached to the Original Loan Agreement, all of the representations and warranties contained in Section 10 of the Loan Agreement are true and correct with the same force and effect as if made on and as of the date of this Agreement, (v) after giving effect to this Agreement, there is no Existing Default, and (vi) since the Effective Date, there has been no change or modification to the Charter Documents of Borrower or any other Covered Person.

5. REAFFIRMATION. Borrower hereby represents, warrants, acknowledges and confirms that (i) the Loan Agreement and the other Loan Documents remain in full force and effect, (ii) Borrower has no defenses to its obligations under the Loan Agreement and the other Loan Documents, and (iii) Borrower has no claim against Administrative Agent or any Lender arising from or in connection with the Loan Agreement or the other Loan Documents and any such claim is hereby irrevocably waived and released and discharged forever.

6. GOVERNING LAW. This Agreement has been deemed to be executed and delivered in Chicago, Illinois, and shall be governed by and construed under the laws of the State of Illinois without giving effect to choice or conflicts of law principles thereunder.

7. SECTION TITLES. The section titles in this Agreement are for convenience of reference only and shall not be construed so as to modify any provisions of this Agreement.

8. COUNTERPARTS; FACSIMILE TRANSMISSIONS. This Agreement may be executed in one or more counterparts and on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures to this Agreement may be given by facsimile or other electronic transmission, and such signatures shall be fully binding on the party sending the same.

9. INCORPORATION BY REFERENCE. Administrative Agent, Lenders and Borrower hereby agree that all of the terms of the Loan Documents are incorporated in and made a part of this Agreement by this reference.

10. FEES AND EXPENSES. Borrower shall promptly pay to Administrative Agent all fees, expenses and other amounts owing to Administrative Agent under the Loan Agreement and the other Loan Documents, including, without limitation, all fees, costs and expenses incurred by Administrative Agent in connection with the preparation, negotiation, execution, and delivery of this Agreement.

11. NOTICE--ORAL COMMITMENTS NOT ENFORCEABLE. Nothing contained in the following notice shall be deemed to limit or modify the terms of the Loan Documents:

         ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER) AND US (CREDITOR) FROM MISUNDERSTANDING

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         OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE
         CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

  Borrower acknowledges that there are no other agreements between Administrative Agent, Lenders, and Borrower, oral or written, concerning the subject matter of the Loan Documents, and that all prior agreements concerning the same subject matter, including any proposal or commitment letter, are merged into the Loan Documents and thereby extinguished.

12. STATUTORY NOTICE-INSURANCE. The following notice is given pursuant to
Section 10 of the Collateral Protection Act set forth in Chapter 815 Section 180/1 of the Illinois Compiled Statutes (1996); nothing contained in such notice shall be deemed to limit or modify the terms of the Loan Documents:

         UNLESS YOU PROVIDE EVIDENCE OF THE INSURANCE COVERAGE REQUIRED BY YOUR AGREEMENT WITH US, WE MAY PURCHASE INSURANCE AT YOUR EXPENSE TO PROTECT OUR INTERESTS IN YOUR COLLATERAL. THIS INSURANCE MAY, BUT NEED NOT, PROTECT YOUR INTERESTS. THE COVERAGE THAT WE PURCHASE MAY NOT PAY ANY CLAIM THAT YOU MAKE OR ANY CLAIM THAT IS MADE AGAINST YOU IN CONNECTION WITH THE COLLATERAL. YOU MAY LATER CANCEL ANY INSURANCE PURCHASED BY US, BUT ONLY AFTER PROVIDING EVIDENCE THAT YOU HAVE OBTAINED INSURANCE AS REQUIRED BY OUR AGREEMENT. IF WE PURCHASE INSURANCE FOR THE COLLATERAL, YOU WILL BE RESPONSIBLE FOR THE COSTS OF THAT INSURANCE, INCLUDING THE INSURANCE PREMIUM, INTEREST AND ANY OTHER CHARGES WE MAY IMPOSE IN CONNECTION WITH THE PLACEMENT OF THE INSURANCE, UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OR EXPIRATION OF THE INSURANCE. THE COSTS OF THE INSURANCE MAY BE ADDED TO YOUR TOTAL OUTSTANDING BALANCE OR OBLIGATION. THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF INSURANCE YOU MAY BE ABLE TO OBTAIN ON YOUR OWN.

                {REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;
                     SIGNATURE PAGE IMMEDIATELY FOLLOWS}


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            IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first above written.


ANGELICA CORPORATION, A MISSOURI CORPORATION, AS BORROWER

By:      /s/ T. M. Armstrong
         --------------------------------------------------------
Name:    Theodore M. Armstrong
         --------------------------------------------------------
Title:   Senior Vice President - Finance and Administration & CFO
         --------------------------------------------------------


LASALLE BANK NATIONAL ASSOCIATION,
AS ADMINISTRATIVE AGENT AND A LENDER

By:      /s/ Margaret C. Dierkes
         --------------------------------------------------------
Name:    Margaret C. Dierkes
         --------------------------------------------------------
Title:   Assistant Vice President
         --------------------------------------------------------


UMB BANK, NATIONAL ASSOCIATION, A LENDER

By:      /s/ Robert D. Vieth
         --------------------------------------------------------
Name:    Robert D. Vieth
         --------------------------------------------------------
Title:   Executive Vice President
         --------------------------------------------------------


WELLS FARGO BANK, N.A., A LENDER

By:      /s/ Eric Gudmestad
         --------------------------------------------------------
Name:    Eric Gudmestad
         --------------------------------------------------------
Title:   Vice President
         --------------------------------------------------------


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                                    EXHIBIT A
                                    ---------

                           DOCUMENTS AND REQUIREMENTS
                           --------------------------



1. First Amendment to Loan Agreement.


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                                    EXHIBIT B
                                    ---------

                              DISCLOSURE SCHEDULE
                              -------------------


                            None, if nothing listed.


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